UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)

October 27, 2005

Greenwich Capital Acceptance, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-127352 (Commission File Number)	06-1199884 (IRS Employer ID Number)
600 Steamboat Road Greenwich, CT	06830
(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, including area code:	(203) 625-2700

                                                       No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

The balance sheets of XL Capital Assurance Inc. and XS Financial Assurance Ltd. as of December 31, 2004 and the related statements of operations and comprehensive income, changes in shareholders’ equity, and cash flows for each of the three years in the period ended December 31, 2004, incorporated by reference in the prospectus supplement, have been incorporated in the prospectus supplement in reliance on the report of PricewaterhouseCoopers, independent registered accounting firm, given on the authority of that firm as experts in accounting and auditing.

Item 9.01.  Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

23.1

Consent of PricewaterhouseCoopers , Independent Registered Public Accounting

Firm of XL Capital Assurance Inc.

23.2

Consent of PricewaterhouseCoopers, Independent Registered Public Accounting Firm of XL Financial Assurance Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENWICH CAPITAL ACCEPTANCE, INC.,

By:   /s/ Shakti Radhakishun
Name:  Shakti Radhakishun
Title:    Vice President

Dated:  October 28, 2005

EXHIBIT INDEX

Exhibit No.

Description

23.1

Consent of

PricewaterhouseCoopers,

Independent Registered Public

Accounting Firm of

XL Capital Assurance Inc.

23.2

Consent of

PricewaterhouseCoopers,

Independent Registered Public

Accounting Firm of

XL Financial Assurance Ltd.

Exhibit 23.1            Consent of PricewaterhouseCoopers, Independent Registered Public Accounting Firm of XL Capital Assurance Inc.

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Prospectus Supplement of HarborView Mortgage Loan Trust 2005-15 Mortgage Loan Pass- Through Certificates, Series 2005-15 comprising part of the Registration Statement (No. 333-127352) of our report dated March 11, 2005 relating to the financial statements of XL Capital Assurance Inc., which appears as Exhibit 99.1 in XL Capital Ltd’s Annual Report on Form 10-K for the year ended December 31, 2004. We also consent to the reference to our Firm under the heading “Experts” in such Prospectus Supplement.

PricewaterhouseCoopers

Chartered Accountants

Hamilton, Bermuda
October 27, 2005

Exhibit 23.2            Consent of PricewaterhouseCoopers, Independent Registered Public Accounting Firm of XL Financial Assurance Ltd.

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Prospectus Supplement of HarborView Mortgage Loan Trust 2005-15 Mortgage Loan Pass- Through Certificates, Series 2005-15 comprising part of the Registration Statement (No. 333-127352) of our report dated March 11, 2005 relating to the financial statements of XL Financial Assurance Ltd., which appears as Exhibit 99.2 in XL Capital Ltd’s Annual Report on Form 10-K for the year ended December 31, 2004. We also consent to the reference to our Firm under the heading “Experts” in such Prospectus Supplement.

PricewaterhouseCoopers

Chartered Accountants

Hamilton, Bermuda
October 27, 2005